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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 25, 1998


UPMFC Trust 1998-1 (Issuer in respect of Union Planters Mortgage Finance Corp. Mortgage Pass-Through Certificates, Series 1998-1)



                               UPMFC Trust 1998-1
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             (Exact name of registrant as specified in its charter)


        New York                      000-23849                13-4017742
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

c/o The Bank of New York, as Trustee,
101 Barclay Street - 12E,
New York, New York                                                10286
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(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (212) 815-2297


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Item 5.  OTHER EVENTS.

                  On September 25, 1998, a monthly remittance report was delivered to each holder of Union Planters Mortgage Finance Corp., Mortgage Pass-Through Certificates, Series 1998-1.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS.

                           Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                           Not Applicable.

         (c)      EXHIBITS


                  Item 601(a) of
                  Regulation S-K
Exhibit No.       Exhibit No.               Description
-----------       -----------               -----------
99.1                  99                    Remittance Report to
                                            Certificateholders, dated September
                                            25, 1998.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         UPMFC Trust 1998-1
                                         By: The Bank of New York, as Trustee
                                         By: /s/ Franklin B. Austin
                                             --------------------------------
                                         Name:   Franklin B. Austin
                                         Title:  Assistant Vice President

Dated: September 25, 1998




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                                       -4-




                                  EXHIBIT INDEX
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Exhibit  Description
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99.1     Remittance Report dated September 25, 1998